Exhibit 10.1
EXECUTION VERSION
[COOPER]
SECOND AMENDMENT TO
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
     THIS SECOND AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of August 5, 2010, is entered into among COOPER RECEIVABLES LLC (the “Seller”), COOPER TIRE & RUBBER COMPANY (the “Servicer”), MARKET STREET FUNDING LLC, as Related Committed Purchaser and as Conduit Purchaser and PNC BANK, NATIONAL ASSOCIATION, as Administrator, as LC Participant, as LC Bank and as Purchaser Agent.
RECITALS
     1. The parties hereto are parties to the Amended and Restated Receivables Purchase Agreement, dated as of September 14, 2007 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and
     2. The parties hereto desire to amend the Agreement as hereinafter set forth.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.
     SECTION 2. Amendments to the Agreement.
     2.1 Clause (A) of the proviso to Section 1.4(f) of the Agreement is hereby amended and restated in its entirety as follows:
(A) the amount of any such reduction shall be not less than $100,000 for each Purchaser Group and shall be an integral multiple of $100,000, and the sum of the Aggregate Capital and the LC Participation Amount after giving effect to such reduction shall be not less than the Minimum Usage Amount; and
     2.2 Clause (a) of Section 1.13 of the Agreement is hereby amended and restated in its entirety as follows:
     (a) The Seller may request the LC Bank, upon two (2) Business Days’ prior written notice submitted on or before 11:00 a.m., Pennsylvania time, to issue a Letter of Credit by delivering to the Administrator a Letter of Credit Application (the “Letter of Credit Application”), substantially in the form of Annex F hereto and a Purchase Notice, in the form of Annex B hereto, in each case completed to the satisfaction of the Administrator and the LC Bank, and such other certificates, documents and other papers and information as the Administrator may reasonably request. The Seller also has the right to give instructions and make agreements with respect to any Letter of Credit Application and the disposition of documents, and to agree with the Administrator upon any amendment, extension or renewal of any Letter of Credit.
     2.3 Clause (b) of Section 1.13 of the Agreement is hereby amended and restated in its entirety as follows:
     (b) Each Letter of Credit shall, among other things, (i) provide for the payment of sight drafts or other written demands for payment when presented for honor thereunder in accordance with the terms thereof and when accompanied by the documents described therein, (ii) have an expiry date not later than twelve (12) months after such Letter of Credit’s date of issuance, extension or renewal, as the case may be, and in no event later than the date that is twelve (12) months after the Facility Termination Date. Each Letter of Credit shall be subject either to the Uniform Customs and Practice for Documentary Credits (2007 Revision), International Chamber of Commerce Publication No. 600, and any amendments or revisions thereof adhered to by the LC Bank (the “UCP Rules”) or the International Standby Practices (ISP98-International Chamber of Commerce Publication Number 590), and any amendments or revisions thereof adhered to by the LC Bank (the “ISP98 Rules”), as determined by the LC Bank.
     2.4 Clause (c) of Section 1.13 of the Agreement is hereby amended by deleting the reference to the words “paragraph (a)” therein and substituting a reference to the words “Section 1.13(a)” therefor.
     2.5 The Agreement is hereby amended by inserting, in the appropriate numerical order, the following new Section 1.23:
     Section 1.23 Minimum Usage Amount Computation. The Minimum Usage Amount shall be initially computed on August 5, 2010. Thereafter, until the Facility Termination Date, such Minimum Usage Amount shall be automatically recomputed (or deemed to be recomputed) on each Business Day.
     2.6 The address for notice for the Servicer for purposes of Section 6.4 of the Agreement is hereby amended to be as set forth on Exhibit A hereto.
     2.7 Exhibit I to the Agreement is hereby amended by inserting, in the appropriate alphabetical order, the following new definitions:
     “Adjusted LC Participation Amount” means, at any time, the LC Participation Amount minus the amount on deposit in the LC Collateral Account.
     “Minimum Usage Amount” means, at any time, an amount greater than or equal to the lesser of (A) $30,000,000 and (B) an amount determined as the sum of the Aggregate Capital plus the LC Participation Amount necessary to cause the Purchased Interest to equal 100%.
     2.8 The definition of “Alternate Rate” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

     “Alternate Rate” for any Yield Period for any Portion of Capital funded by any Purchaser other than through the issuance of Notes, means an interest rate per annum equal to the greater of: (a) 4.00% per annum above the Euro-Rate for such Yield Period, or (b) the Base Rate for such Yield Period; provided, that the “Alternate Rate” for any day while a Termination Event or an Unmatured Termination Event exists shall be an interest rate equal to the greater of (i) 2.0% per annum above the Base Rate in effect on such day and (ii) the “Alternate Rate” as calculated in clause (a) above.
     2.9 The definition of “Canadian Currency Volatility Reserve” set forth in Exhibit I to the Agreement is hereby amended by deleting the reference to the percentage “6.77%” therein and substituting a reference to the percentage “12.65%” therefor.
     2.10 The definition of “Concentration Percentage” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as set forth below:
     “Concentration Percentage” means, at any time: (a) for any Group A Obligor, 20.0%, (b) for any Group B Obligor, 20.0%, (c) for any Group C Obligor, 13.3% and (d) for any Group D Obligor, 8.0%; provided, however, that the Administrator (with the prior written consent of the Majority Purchaser Agents ) may (to the extent the Rating Agency Condition has been satisfied with respect thereto if required by the securitization program of any Conduit Purchaser) approve higher Concentration Percentages for selected Obligors.
     2.11 The definition of “Concentration Reserve Percentage” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
     “Concentration Reserve Percentage” means, at any time, the (a) largest of the following: (i) the sum of the five (5) largest Group D Obligor Receivables balances (up to the Concentration Percentage for each Obligor), (ii) the sum of the three (3) largest Group C Obligor Receivables balances (up to the Concentration Percentage for each Obligor), (iii) the sum of the two (2) largest Group B Obligor Receivables balances (up to the Concentration Percentage for each Obligor), and (iv) the largest Group A Obligor Receivables balance (up to the Concentration Percentage for such Obligor), divided by (b) the sum of the outstanding balances of all Eligible Receivables.
     2.12 The last sentence of the definition of “CP Rate” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
          The “CP Rate” for any day while a Termination Event or an Unmatured Termination Event exists shall be an interest rate equal to the greater of (a) 2.0% per annum above the Base Rate as in effect on such day and (b) the Alternate Rate as calculated in the definition thereof.
     2.13 The definition of “Dilution Reserve Percentage” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

     “Dilution Reserve Percentage” means, on any date, the product of (a) the Dilution Horizon multiplied by (b) the sum of (i) 2.5 times the average of the Dilution Ratios for the twelve most recent calendar months and (ii) the Dilution Spike Factor.
     2.14 The definition of “Excess Concentration” set forth in Exhibit I to the Agreement is hereby amended by (a) deleting clause (ii) thereof in its entirety and, after deleting such clause (ii), (b) renumbering clauses (iii) through (vi) thereof as clauses (ii) through (v).
     2.15 The definition of “Facility Termination Date” set forth in Exhibit I to the Agreement is hereby amended by deleting each reference to the date “September 14, 2010” therein and substituting a reference to the date “August 4, 2011” therefor.
     2.16 Clause (a)(i) of the definition of “Loss Reserve Percentage” set forth in Exhibit I to the Agreement is hereby amended by deleting the reference to the number “two” therein and substituting a reference to the number “2.5” therefor.
     2.17 The definition of “Minimum Dilution Reserve” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
     “Minimum Dilution Reserve” means at any time, the product of (a) the Aggregate Capital plus the LC Participation Amount at the close of business of the Servicer on such date multiplied by (b)(i) the Minimum Dilution Reserve Percentage divided by (ii) 1 minus the Minimum Dilution Reserve Percentage.
     2.18 The second sentence of the definition of “Purchased Interest” set forth in Exhibit I to the Agreement is hereby amended by deleting the reference to the term “LC Participation Amount” therein and substituting a reference to the term “Adjusted LC Participation Amount” therefor.
     2.19 The proviso to the definition of “Termination Day” set forth in Exhibit I to the Agreement is hereby deleted in its entirety.
     2.20 Clause (a) of Section 2 of Exhibit II to the Agreement is hereby amended and restated in its entirety as follows:
     (a) in the case of each Funded Purchase and the issuance of any Letters of Credit, the Servicer shall have delivered to the Administrator and each Purchaser Agent on or before such purchase or issuance, as the case may be, in form and substance satisfactory to the Administrator and each Purchaser Agent, a completed pro forma Information Package to reflect the level of the Aggregate Capital, the LC Participation Amount and related reserves and the calculation of the Purchased Interest after such subsequent purchase or issuance, as the case may be, and a completed Purchase Notice in the form of Annex B (in the case of such purchase) and a completed Letter of Credit Application in the form of Annex F (in the case of such issuance); and
     2.21 Clause (g) of Exhibit V to the Agreement is hereby amended and restated in its entirety as follows:

     (g) (i) the (A) Default Ratio shall exceed 2.0%, (B) Delinquency Ratio shall exceed 4.0%, (ii) the average for three consecutive calendar months of: (A) the Default Ratio shall exceed 1.5%, (B) the Delinquency Ratio shall exceed 3.0%, or (C) the Dilution Ratio shall exceed 10.0% or (iii) Days’ Sales Outstanding exceeds 68 days;
     2.22 Exhibit V to the Agreement is hereby amended by (a) deleting the word “or” at the end of clause (k) thereof, (b) deleting the period at the end of clause (l) thereof and substituting therefor the following text “; or” and (c) inserting, in the appropriate alphabetical order, the following new clause (m):
     (m) the sum of the Aggregate Capital plus the LC Participation Amount shall be less than the Minimum Usage Amount for two (2) Business Days after the earlier of the Seller’s or Servicer’s knowledge or notice thereof.
     SECTION 3. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to the Administrator, each Purchaser and the Purchaser Agent as follows:
     (a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
     (b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.
     (c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
     SECTION 4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
     SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of each of the following, each in form and substance satisfactory to the Administrator:
     (a) duly executed counterparts of this Amendment; and

     (b) duly executed counterparts of that certain Purchaser Group Fee Letter, dated as of the date hereof, by and among the Administrator, Market Street Funding LLC, the Seller and the Servicer (including receipt of the “Structuring Fee” referred to therein).
     SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an originally executed counterpart hereof.
     SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.
     SECTION 8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[Signatures begin on next page]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

COOPER RECEIVABLES LLC, as Seller
By:	/s/ C. F. Nagy
Name:	Charles F. Nagy
Title:	Assistant Treasurer

By:	/s/ S. O. Schroeder
Name:	Stephen O. Schroeder
Title:	President and Treasurer

COOPER TIRE & RUBBER COMPANY, as Servicer
By:	/s/ Bradley E. Hughes
Name:	Bradley E. Hughes
Title:	Vice President and Chief Financial Officer

By:	/s/ S. O. Schroeder
Name:	Stephen O. Schroeder
Title:	Vice President and Treasurer

Second Amendment to A&R RPA (Cooper)

S-1

PNC BANK, NATIONAL ASSOCIATION, as Administrator
By:	/s/ Robyn A. Reeher
	Name:	Robyn A. Reeher
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent
By:	/s/ Robyn A. Reeher
	Name:	Robyn A. Reeher
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as the LC Bank and as an LC Participant
By:	/s/ Joseph G. Moran
	Name:	Joseph G. Moran
	Title:	Senior Vice President

MARKET STREET FUNDING LLC, as a Related Committed Purchaser and as Conduit Purchaser
By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President

Second Amendment to A&R RPA (Cooper)

S-2

EXHIBIT A
ADDRESS FOR NOTICES
Cooper Tire & Rubber Company
701 Lima Avenue
Findlay, OH 45840
Attention: Bradley E. Hughes, Vice President and Chief Financial Officer
Telephone: (419) 424-4320
Facsimile: (419) 424-4212
Copy to:
James E. Kline, General Counsel
Cooper Tire & Rubber Company
701 Lima Avenue
Findlay, OH 45840
Telephone: (419) 427-4757
Facsimile: (419) 831-6876
Second Amendment to A&R RPA (Cooper)

S-3